UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

SILO PHARMA, INC.

(Name of registrant in its charter)

Delaware	000-54872	27-3046338
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs NJ 07632

(Address of principal executive offices)

(718) 400-9031

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

IMPORTANT INFORMATION ABOUT SILO PHARMA SPECIAL MEETING OF STOCKHOLDERS ON FRIDAY, MARCH 11, 2022

We hereby confirm that the special meeting of its stockholders is set for Friday, March 11, 2022 at 11:00 a.m. Eastern Time at our office, located at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632. The notice of meeting included in our proxy materials incorrectly referenced Thursday March 11, 2022. As stated above, the meeting is being held on Friday, March 11, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILO PHARMA, INC.

Date: March 7, 2022	By:	/s/ Eric Weisblum
Eric Weisblum,
Chief Executive Officer